File No. 333-49128
                                                                     Rule 497(e)

                        OVATION ADVISOR VARIABLE ANNUITY
                                    issued by
                           AIG LIFE INSURANCE COMPANY
                                   through its
                               VARIABLE ACCOUNT I

Supplement dated September 1, 2001 to the profile and prospectus dated May 1, 2001.

This supplement describes changes to Dollar Cost Averaging, which is an optional feature we are offering as part of your contract. Please read this supplement carefully and keep it with your profile and prospectus for future reference.

Dollar Cost Averaging

The contract has a feature that allows you to dollar cost average your allocations to one or more of the offered portfolios, except the money market and the fixed investment option, by authorizing us to make periodic allocations of Contract Value.

Please see the Dollar Cost Averaging section of the profile and prospectus for further information.